UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2010

KB HOME
 (Exact name of registrant as specified in its charter)

Delaware	1-9195	95-3666267
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Wilshire Boulevard, Los Angeles, California	90024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 231-4000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sales of Equity Securities

On November 9, 2010, KB Home (the “Company”) consummated an exchange offer (the “Exchange Offer”) pursuant to which eligible employees of the Company had the opportunity to exchange their outstanding cash-settled stock appreciation rights granted on July 12, 2007 and October 4, 2007 (the “SARs”) for non-qualified options to purchase shares of KB Home common stock (the “Options”) granted under the Company’s 2010 Equity Incentive Plan. Each Option granted in exchange for a SAR has an exercise price equal to the SAR’s exercise price (i.e., $36.19 or $28.10 per share) and the same number of underlying shares, vesting schedule and expiration date as each such SAR. The Exchange Offer did not include a re-pricing or any other changes impacting the value to the employees. As with a similar exchange offer the Company consummated on August 13, 2010, the Company conducted this Exchange Offer in an effort to reduce the overall degree of variability in the expense recorded for employee equity-based compensation by replacing the SARs, which require variable accounting treatment, with the Options, which do not.

Pursuant to the Exchange Offer, nine eligible employees returned to the Company a total of 925,705 SARs, and those SARs were cancelled on November 9, 2010 in exchange for corresponding grants of Options to those employees to purchase an aggregate of 732,170 shares of KB Home common stock at $28.10 per share and grants of Options to seven of those employees to purchase an aggregate of 193,535 shares of KB Home common stock at $36.19 per share. All of the SARs eligible for exchange were actually exchanged and canceled in the Exchange Offer.

The exchange of the SARs for the Options was exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 3(a)(9) thereof. Each employee eligible to participate in the Exchange Offer constituted an existing security holder. No commission or other remuneration was paid or given directly or indirectly for soliciting such exchange.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On November 9, 2010, pursuant to and as part of the Exchange Offer described in Item 3.02 above, Options were granted to the named executive officers identified below in exchange for an equal number of their SARs. Each Option granted to the named executive officers identified below is fully vested in accordance with the original terms of each corresponding exchanged SAR and will expire as indicated below.

The description of the Options set forth in this report is qualified by reference to the form of the award agreement, which is incorporated by reference as an exhibit to this Current Report on Form 8-K.

The named executive officers who were granted Options as part of the Exchange Offer received Options in the amounts shown below.

Officer	Number of Options	Expiration Date
Jeffrey T. Mezger	412,500	October 4, 2017
William R. Hollinger	25,662	July 12, 2017
William R. Hollinger	36,885	October 4, 2017

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.58	Form of Stock Option Award Agreement under the KB Home 2010 Equity Incentive Plan, filed as an exhibit to the Company’s Current Report on Form 8-K dated July 20, 2010, is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2010

KB Home

By:	/s/ THOMAS F. NORTON

Thomas F. Norton
Senior Vice President, Human Resources

EXHIBIT INDEX

Exhibit No.	Description

10.58	Form of Stock Option Award Agreement under the KB Home 2010 Equity Incentive Plan, filed as an exhibit to the Company’s Current Report on Form 8-K dated July 20, 2010, is incorporated by reference herein.